THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.
SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


             WARRANT TO PURCHASE COMMON STOCK OF CYLINK CORPORATION
                           Void after October 30, 2012

Warrant No.: W-1                                       Number of Shares: 500,000
CUSIP No.: 232565101

         This certifies that Orchard Gateway Investors, LLC or assigns (collectively, the "Holder"), for value received, is entitled to purchase, subject to the terms and conditions of this warrant (this "Warrant"), from Cylink Corporation, a California corporation (the "Company"), up to five hundred thousand (500,000) shares of the Company's Common Stock, par value $0.01 per share (the "Warrant Shares") at a price per share of $0.3838; provided, however, that if prior to a Reorganization Event (as defined below) the Company closes a Qualified Financing (as defined below) within twelve months of the Initial Exercise Date (as defined below), the purchase price per share of the Warrant Shares shall equal the lower of (i) $0.3838; and (ii) the price per share of the Company's capital stock sold in such Qualified Financing (the "Exercise Price Adjustment Right"). For purpose of this Warrant, the term "Stock Purchase Price" shall mean $0.3838 or, if there is a Qualified Financing and the price per share of the Company's capital stock sold in such Qualified Financing is less than $0.3838, then such lower price. For the purposes of this Warrant, the term "Qualified Financing" shall mean the sale by the Company of shares of its capital stock sold to qualified investors in one or more series of related transactions for aggregate cash proceeds to the Company of not less than One Million dollars ($1,000,000). For avoidance of doubt, the Exercise Price Adjustment Right shall expire on the earlier of (x) a Reorganization Event or
(y) twelve months from the Initial Exercise Date.

         This Warrant shall be exercisable, in whole or in part' at any time or from time to time from and after the date of execution of that certain Amendment To Lease at 3101-3151 Jay Street, Santa Clara, between Orchard Gateway
Investors, LLC and the Company (such date being referred to herein as the "Initial Exercise Date") up to and including 5:00 p.m. (Pacific Time) on the ten
(10) year anniversary of the date hereof (such date being referred to herein as the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with (i) the Form of Subscription attached hereto duly completed and executed and (ii) payment pursuant to Section 2 of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock

Purchase Price and the number of shares purchasable hereunder are subject to further adjustment as provided in Section 4 of this Warrant.

         1. Exercise; Issuance of Certificates; Acknowledgement. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time from or after the Initial Exercise Date up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Exercise Form delivered and payment made for such shares. Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Each certificate so delivered shall be in such denominations of the Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of such Holder. In case of a purchase of less than all the Warrant Shares, the Company shall execute and deliver to Holder within a reasonable time an Acknowledgement in the form attached hereto indicating the number of Warrant Shares which remain subject to this Warrant, if any.

         2. Payment for Shares. The aggregate purchase price for Warrant Shares being purchased hereunder may be paid either (i) by cash or wire transfer of immediately available funds, or (ii) by surrender of a number of Warrant Shares which have a fair market value equal to the aggregate purchase price of the Warrant Shares being purchased ("Net Issuance") as determined herein. If the Holder elects the Net Issuance method of payment, the Company shall issue to Holder upon exercise a number of shares of Warrant Shares determined in accordance with the following formula:

                                       Y (A-B)
                                   X = ------
                                         A

                  where: X = the  number of  Warrant  Shares to be issued to the
                             Holder;

                             the number of Warrant Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

                             the fair market value of one (1) share of the Warrant Shares on the date of exercise; and

                         B = the Stock Purchase Price.

         No fractional shares arising out of the above formula for determining the number of shares to be issued to the Holder shall be issued upon exercise of this Warrant. In lieu thereof, the Company shall make payment to the Holder of cash in the amount of such fraction multiplied by the fair market value of one
(1) share of the Warrant Shares on the date of exercise. For purposes of the above calculation, the fair market value of one (1) share of the Warrant Shares shall mean the average of the closing sale prices of such Common Stock on the NASDAQ National Market or The NASDAQ SmallCap Market (or, if the Common Stock is not listed on the NASDAQ National Market or NASDAQ SmallCap Market but regularly quoted on an automated quotation system, including the OTC Bulleting Board, or by a recognized securities dealer, the mean between the high bid and low asked prices for the Common Stock) over the fifteen (15) calendar day period (or portion thereof) ending three (3) days prior to the date of exercise.

         3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free and clear of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant in full.

         4. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

                  4.1 Split, Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such split or subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                  4.2 Reclassification. If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                  4.3 Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company's outstanding equity securities (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entity to any other person (a "Reorganization Event"), then, as a part of such Reorganization Event, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Stock Purchase Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such Reorganization Event, to which a holder of the shares issuable upon exercise of this Warrant would have been entitled in such Reorganization Event if this Warrant had been exercised immediately prior thereto. In any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the Reorganization Event if this Warrant (including adjustment of the Stock Purchase Price then in effect and the number of shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The provisions of this paragraph shall similarly apply to successive capital reorganizations, mergers, consolidations or sales.

                  4.4 Notice of Certain Events. If at any time after the date hereof and before the expiration of the Exercise Period:

                           (i) the Company declares any dividend or distribution
on its Common Stock payable in shares of its capital stock;

                           (ii) there shall be a Reorganization Event;

                           (iii) there  shall be any  voluntary  or  involuntary
dissolution, liquidation or winding-up of the Company; or

                           (iv) there shall be any other event that would result
in an adjustment pursuant to this Section 4 in the Stock Purchase Price or the number of Warrant Shares that may be purchased upon the exercise hereof the Company will cause to be mailed to the Holder, at least twenty days before the applicable record or effective date hereinafter specified, a notice stating
(A) the date as of which the holders of Common Stock of record entitled to receive any such dividends or distributions is to be determined, or (B) the date on which any Reorganization Event, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such Reorganization Event, dissolution, liquidation or winding up.

                  4.5 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote, to consent, or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company, except as expressly provided in this Warrant. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

         6. Warrants Transferable. Subject to compliance with applicable federal and applicable state securities laws, this Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the holder hereof (except for transfer taxes) to one or more of Holder's affiliates, not to exceed ten transferees, upon surrender of this Warrant properly endorsed and compliance with the provisions of the Agreement. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company and notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

         7. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         8. Incidental Registration Rights. If the Company proposes to register any of its stock or other securities under the Securities Act of 1933, as amended (the "Act"), in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the securities underlying the Warrant or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 12, the Company shall use its commercially reasonable efforts to cause to be registered under the Act all of the Warrant Shares that such Holder has requested to be registered. This right shall terminate as to any Holder on the earlier of (i) such earlier time at which all securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period with registration in compliance with Rule 144 of the Act, and (ii) in connection with a Reorganization Event, the filing of a registration statement on Form S-4 of the shares of common stock that may be issued by the registering corporation (the "Acquiring Company") pursuant to a Reorganization Event, provided that such registration statement include shares of the Acquiring Company's common stock that may be issued pursuant to a Reorganization Event for Warrant Shares outstanding prior to the date of the Reorganization Event; and no other registration statement shall be required to be filed by the Company or the Acquiring Company with respect to any Warrant Shares that are not purchased prior to such Reorganization Event. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 8 to include any Holder's Warrant Shares in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

         9. Representations and Warranties of the Company. The Company hereby represents and warrants to the initial Holder as of the date of execution of this Warrant as follows:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder.

                  (b) This Warrant has been duly authorized, executed and delivered by the Company, and constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         10. Representations and Warranties of Holder. The Holder hereby represents and warrants to the Company as of the date of execution of this Warrant as follows:

                  (a) Purchase for Own Account. The Holder represents that it is acquiring this Warrant and the Warrant Shares (collectively, the "Securities") solely for investment for such

Holder's own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such Holder of any of the Securities shall constitute confirmation of the representation by such Holder that such Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                  (b) Access to Information. The Holder represents that it has been furnished or afforded access to information describing the Company, the terms of an investment in the Company, the Company's past, present and future activities and other matters the Holder has deemed relevant to its investment decision. The Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

                  (c) Accredited Investor. The Holder represents that it is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                  (d) Restrictions on Transfer. The Holder acknowledges that the Warrant Shares must be held indefinitely unless subsequently registered under the Act or the Company receives an opinion of counsel satisfactory to the Company that such registration is not required. The Holder is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all conditions of Rule 144 are satisfied. The Holder further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Warrant Shares; and, if so, the Holder would be precluded from selling such Warrant Shares under Rule 144 even if the one year minimum holding period has been satisfied.

         11. Modification and Waiver. Any term of this Warrant and all Warrants issued pursuant to the Agreement may be amended and the observance of any term of this Warrant and all Warrants issued pursuant to the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Warrants representing at least a majority of the aggregate number of Warrant Shares issuable upon exercise of all outstanding Warrants issued pursuant to the Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and the holders of all Warrants issued pursuant to the Agreement.

         12. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient's local time on a business day, or on the next business day if sent by facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient's local time on a business day; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 9 by giving the other party written notice of the new address in the manner set forth above. The addresses for the parties are as follows:

                                    For the Company:

                                    Cylink Corporation
                                    3131 Jay Street
                                    Santa Clara, CA 95054
                                    Fax: (408) 855-6106

                                    For the Holder:

                                    Orchard Gateway Investors, LLC
                                    2262 North First Street
                                    San Jose, CA 95131
                                    Fax: (408) 922-0157

         13. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns.

         14. Titles and Subtitles; Governing Law; Venue. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Agreement. This Warrant is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the Company and the Holder. All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in Santa Clara County in the State of California, and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

         IN WITNESS WHEREOF, the Company and the initial Holder have caused this Warrant to be duly executed by their officers, thereunto duly authorized as of this 30th day of October, 2002.


                                         CYLINK CORPORATION

                                         By: ___________________________________
                                             R. Christopher Chillingworth, CFO


                                         HOLDER

                                         Orchard Gateway Investors, LLC

                                         By: /s/ Michael Biggar
                                             -----------------------------------
                                               Michael Biggar
                                         Its:  Managing Member

                                  EXERCISE FORM

                  (To be signed only upon exercise of Warrant)

To: _____________________


     The undersigned, the holder of a right to purchase shares of Common Stock of CYLINK CORPORATION (the "Company") pursuant to that certain Warrant to Purchase Shares of Cylink Corporation (the "Warrant"), dated as of____________, 2002, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______________________ (shares) of Common Stock of the Company and herewith makes payment of ____________ Dollars ($___________) therefor by the following method:

(Check one of the following)

            (check if applicable)      The  undersigned  hereby  elects  to make
                                       payment   of    ______________    Dollars
                                       ($___________) therefor in cash.

            (check if applicable)      The  undersigned  hereby  elects  to make
                                       payment for the aggregate exercise price of this exercise using the Net Issuance method pursuant to Section 2 of the Warrant.

     The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 10 of the Warrant.


DATED:

                                                    [name of Holder]

                                                     By: _______________________
                                                     Name: _____________________
                                                     Its:_______________________

                             WARRANT ASSIGNMENT FORM


     FOR   VALUE   RECEIVED,   the   undersigned,   ____________________________
("Assignor"), hereby sells, assigns and transfers unto

     Name:         ___________________________________________ ("Assignee")
                   (Please type or print in block letters)

     Address:      ___________________________________________

                   ___________________________________________

                   ___________________________________________


This Warrant and all rights evidenced thereby and does hereby irrevocably constitute and appoint the Company and any of its officers, secretary, or assistant secretaries, as attorneys-in-fact to transfer the same on the books of the Company, with full power of substitution in the premises.

Date: ______________________              ______________________________________
                                          Name of Holder:
                                          Title:



In the presence of: ______________________________


Note: The signature of this Warrant Assignment must correspond to the name as it appears on the face of this Warrant. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing.

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

                                 ACKNOWLEDGMENT


To: [name of Holder]

     The undersigned hereby acknowledges that as of the date hereof, ___________________________________________ (_________________) shares of Common
Stock remain subject to the right of purchase in favor of [name of Holder] pursuant to that certain Warrant to Purchase Common Stock of Cylink Corporation, dated as of _________________, 2002.

DATED: __________________________



                                            CYLINK CORPORATION

                                            By: ______________________________

                                            Name: ____________________________

                                            Its: _____________________________

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